FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2026

Neuphoria Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction of Incorporation)

001-41157	99-3845449
(Commission File Number)	(I.R.S. Employer Identification No.)

14 Milliston Road, Box 195, Millis, Massachusetts	02054
(Address of Principal Executive Offices)	(Zip Code)

(339) 240-6066

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NEUP	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2026, the Board of Directors (the “Board”) of Neuphoria Therapeutics Inc. (“Neuphoria” or the “Company”), a Delaware corporation, entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of October 27, 2025, by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Original Rights Agreement,” and as amended by the Amendment). Pursuant to the Amendment, the Final Expiration Date of the Original Rights Agreement has been extended until the Close of Business on October 27, 2027, unless earlier extended, modified or terminated. Capitalized terms used but not defined herein have the meanings specified in the Rights Agreement, as amended.

The Rights are in all respects subject to and governed by the provisions of the Original Rights Agreement, except as as amended by the Amendment. The above description of the Original Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Rights Agreement, which is incorporated by reference to Exhibit 4.1 to the Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on October 27, 2025, and to the Amendment, which is attached hereto as Exhibit 4.2, both of which are incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Rights Agreement, dated as of October 27, 2025 between Neuphoria Therapeutics Inc. and Computershare Trust Company, N.A., which includes the form of Certificate of Designation as Exhibit A, the form of Right Certificate as Exhibit B (incorporated herein by reference to Exhibit 4.1 to Form 8-K filed with the SEC on October 27, 2025)
4.2	Amendment No. 1 to Rights Agreement, dated as of October 23, 2026, by and between Neuphoria Therapeutics Inc. and Computershare Trust Company, N.A., as rights agent
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUPHORIA THERAPEUTICS INC.

	By:	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
Interim Chief Executive Officer

Date: October 23, 2026

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